Exhibit 10.5

COLLABRIUM JAPAN ACQUISITION CORPORATION
c/o Collabrium Advisors LLP
16 Old Bond Street
London W1S 4PS

_______________, 2012
Collabrium Advisors LLP
16 Old Bond Street
London W1S 4PS

Eureka Company Limited
[Address]

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) for the initial public offering (the “IPO”) of the securities of Collabrium Japan Acquisition Corporation (the “Company”) and continuing until the earlier of (i) the consummation by the Company of an initial business combination or (ii) the liquidation of the Company’s trust account (defined below) (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), Collabrium Advisors LLP and Eureka Company Limited shall make available to the Company certain office space and administrative and support services as may be required by the Company from time to time, situated at the addresses set forth above (or any successor location).  In exchange therefore, the Company shall pay to each of Collabrium Advisors LLP and Eureka Company Limited the sum of $3,750 per month on the Effective Date and continuing monthly thereafter until the Termination Date.  Each of the undersigned hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) that may be established upon the consummation of the IPO (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

Very truly yours,

COLLABRIUM JAPAN ACQUISITION CORPORATION

By:
Name
Title

AGREED TO AND ACCEPTED BY:

Collabrium Advisors LLP

By:
Name
Title

Eureka Company Limited

By:
Name
Title